EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Lawson Products, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002 that based on their knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

February 23, 2017
/s / Michael G. DeCata l
Michael G. DeCata l
President and Chief Executive Officer
Lawson Products, Inc.
(principal executive officer)

/s/ Ronald J. Knutson l
Ronald J. Knutson l
Executive Vice President, Chief Financial Officer,
Treasurer and Controller
Lawson Products, Inc.
(principal financial and accounting officer)